Exhibit 10.1

NOTE AND WARRANT PURCHASE AGREEMENT

This NOTE AND WARRANT PURCHASE AGREEMENT (including all Schedules and Exhibits hereto, this “Agreement”), dated as of March 6, 2023 (the “Closing Date”), is by and among ODYSSEY MARINE EXPLORATION, INC., a Nevada corporation with offices located at 205 S. Hoover Blvd. Suite 210, Tampa, Florida 33609 (the “Company”), DP SPV I LLC, a Delaware limited liability company, in its individual capacity as the initial Holder (as defined below) of the Note (as defined below) and the Warrant (as defined below) (in such capacity, “Buyer”), and as collateral agent for the Holders (as defined below) (in such capacity, together with its successors and/or assigns, “Collateral Agent”), and each holder(s) of the Securities (as defined below) from time to time in accordance with this Agreement (including Buyer, each, a “Holder” and collectively, “Holders”).

RECITALS

A. The Company has authorized (i) an 11% Senior Secured Note due 2024, in substantially the form of Exhibit A attached hereto and incorporated herein (the “Note”); and (ii) a Warrant to purchase Common Stock in substantially the form of Exhibit B (the “Warrant”).

B. Buyer wishes to purchase and be issued, and the Company wishes to sell and issue, the Note and the Warrant upon the terms and conditions stated in this Agreement.

C. Capitalized terms used but not otherwise defined herein have the meanings ascribed to them in Annex 1.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. PURCHASE AND SALE OF NOTE AND WARRANT.

(a) Purchase and Sale of Note and Warrant. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 6 and 7 below, on the Closing Date (as defined below), the Company shall issue and sell to Buyer, and Buyer shall purchase from the Company, the Note and the Warrant, all upon the terms and conditions set forth herein and in the Note and the Warrant, respectively.

(b) Registration Rights Agreement. The Company and Buyer shall enter into a registration rights agreement (the “Registration Rights Agreement”) on the Closing Date, pursuant to which the Company will agree to file with the United States Securities and Exchange Commission (the “SEC”), as required by the Registration Rights Agreement, a shelf registration statement pursuant to Rule 415 of the Act relating to the shares of the Company’s Common Stock underlying the Warrants by Holders thereof, and to use commercially reasonable efforts to cause such registration statement to be declared effective. Such Registration Rights Agreement shall be amended, restated, supplemented, or otherwise modified as any Holder shall reasonably require from time to time to ensure such Holder continues to have the rights and protections consistent with those afforded thereunder on the Closing Date.

(c) Closing. The closing (the “Closing”) of the purchase and sale of the Note and the issuance of the Warrant shall take place by the electronic exchange of fully executed documents and funds among the parties on the Closing Date. Notwithstanding the foregoing, the Company shall deliver to Holder the originally executed Note and/or Warrant within ten (10) days after Holder’s written request therefor.

(d) Form of Payment. On the Closing Date, (i) Buyer shall pay the Initial Purchase Price to the Company for the Note to be issued and sold to Buyer at the Closing, by wire transfer of immediately available funds, and (ii) the Company shall deliver to Buyer the Note and the Warrant, each duly executed on behalf of the Company, and registered in the name of Buyer or its designee. Within thirty (30) days after the Closing Date, one or more additional closings may occur (the “Subsequent Closing(s)”), whereby Buyer shall disburse to the Company any remainder of the Full Purchase Price minus the Initial Purchase Price (with an aggregate disbursement amount, including the Initial Purchase Price, not to exceed the Full Purchase Price), that the Company shall elect to be disbursed.

(e) Residency. Buyer is a limited liability company organized under the laws of the State of Delaware.

2. REPRESENTATIONS AND WARRANTIES OF COLLATERAL AGENT AND HOLDERS.

Collateral Agent and each Holder, as applicable based upon the specific provisions set forth below, each for itself and not on behalf of any other Person, represents and warrants to the Company that the statements contained in this Section 2 are true and correct as of the Closing Date:

(a) Organization; Authority. Collateral Agent and each Holder, if an entity, is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with the requisite power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents to which it is a party, and otherwise to carry out its obligations hereunder and thereunder.

(b) No Public Sale or Distribution. Each Holder (i) is acquiring the Warrants, and (ii) upon exercise of the Warrants will acquire the Warrant Shares issuable upon exercise thereof for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof in violation of applicable securities laws, except pursuant to sales registered or exempted under the Securities Act of 1933, as amended (the “1933 Act”); provided, however, by making the representations herein, no Holder agrees, nor makes any representation or warranty, to hold any of the Warrants and Warrant Shares for any minimum or other specific term and reserves the right to dispose of the arrant and Warrant Shares at any time in accordance with or pursuant to a registration statement or an exemption from registration under the 1933 Act. No Holder presently has any agreement or understanding, directly or indirectly, with any Person to distribute any of the Warrants and Warrant Shares in violation of applicable securities laws.

(c) Accredited Investor/Qualified Institutional Buyer Status. At the time such Holder was offered the Warrants and Warrant Shares it was, and as of the Closing Date, Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (“Regulation D”) as promulgated by the SEC under the 1933 Act or a “Qualified Institutional Buyer” within the meaning of Rule 144A under the 1933 Act.

(d) Reliance on Exemptions. Each Holder understands that the Warrants and Warrant Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Holder set forth herein in order to determine the availability of such exemptions and the eligibility of such Holder to acquire the Warrants and Warrant Shares.

(e) Information. Collateral Agent and each Holder and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Warrants and Warrant Shares that have been requested by such Holder. Such Holder and its advisors, if any, have had (i) the opportunity to review the Transaction Documents and the SEC Documents (as defined below), and have been afforded the opportunity to ask such questions of the Company as they have deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Warrants and Warrant Shares and the merits and risks of investing in the Warrants and Warrant Shares; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Neither such inquiries nor any other due diligence investigations conducted by Such Holder, or its advisors or its representatives, shall modify, amend or affect Such Holder’s right to rely on the Company’s representations and warranties contained herein. Each Holder understands that its investment in the Warrants and Warrant Shares involves a high degree of risk. Each Holder acknowledges that it can bear the economic risk and complete loss of its investment in the Warrants and Warrant Shares and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment contemplated hereby. No Holder learned of the investment in the Warrants and Warrant Shares as a result of any general solicitation or general advertising. Each Holder has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Warrants and Warrant Shares. No Holder is relying upon, and has not relied upon, any statement, representation or warranty made by any Person, except for statements, representations and warranties contained in this Agreement and the other Transaction Documents, in making its investment or decision to invest in the Company.

(f) No Governmental Review. Each Holder understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Warrants and Warrant Shares or the fairness or suitability of the investment in the Warrants and Warrant Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Warrants and Warrant Shares.

(g) Transfer or Resale. Each Holder understands that except as provided in Section 1(b) hereof: (i) the Warrants and Warrant Shares have not as of the date hereof been registered under the 1933 Act or any state securities laws, and may only be offered for sale, sold, assigned or transferred if (A) subsequently registered thereunder, or (B) such Holder provides the Company with reasonable assurance that such Warrants and Warrant Shares can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Warrants and Warrant Shares made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144, and further, if Rule 144 is not applicable, any resale of the Warrants and Warrant Shares under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC promulgated thereunder; and (iii) except as contemplated by the Registration Rights Agreement, neither the Company nor any other Person is under any other obligation to register the Warrants and Warrant Shares under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

(h) Validity; Enforcement. Collateral Agent and each Holder represents and warrants that this Agreement has been duly and validly authorized, executed and delivered on behalf of such Holder and shall constitute the legal, valid and binding obligation of such Holder enforceable against such Holder in accordance with its terms, except as such enforceability may be limited by general principles of equity or to any Bankruptcy Law relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i) No Conflicts. The execution, delivery and performance by a Collateral Agent and each Holder of this Agreement and the consummation by such Person of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Person, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Person is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Person, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which could not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Person to perform its obligations hereunder.

(j) Creditworthiness. Each Holder is a creditworthy entity and has and will continue to have the financial capacity to pay and perform its obligations under this Agreement, including its obligation to purchase the Note and/or the Warrant, and all funds necessary for such Holder to fulfill its obligations under this Agreement, including its obligation to purchase the Note and/or the Warrant, will be available to it at all times while the Note and/or the Warrant, as applicable, is outstanding.

(k) No Bad Actor Disqualification Event. Each Holder represents, after reasonable inquiry, that none of the “Bad Actor” disqualifying events described in Rule 506(d)(l)(i) to (viii) under the 1933 Act (a “Disqualification Event”) is applicable to such Holder or any of its Rule 506(d) Related Parties (if any). “Rule 506(d) Related Party” means a Person that is a beneficial owner of such Holder’s securities for purposes of Rule 506(d).

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to Collateral Agent, Buyer, and each Holder that the statements contained in this Section 3 are true and correct as of the Closing Date, and with respect to the representations and warranties in subsections (a), (b), (n), (o), (x), (y), (z), and (k), shall remain true and correct until the Termination Date:

(a) Organization and Qualification. The Company and each of its Subsidiaries are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authority to own their properties and to carry on their business as now being conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Material Adverse Effect.

(b) Authorization; Enforcement; Validity. The Company has the requisite power and authority to enter into and perform its obligations under this Agreement and the other Transaction Documents, and to issue the Securities in accordance with the terms hereof and thereof. Each Subsidiary has the requisite power and authority to enter into and perform its obligations under the Transaction Documents to which it is a party. The execution and delivery of this Agreement and the other Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and the reservation for issuance and issuance of the Warrant Shares issuable upon exercise of the Warrant) have been duly authorized by the Company’s board of directors, and (other than (i) any filings as may be required by any state securities agencies, (ii) a “Listing of Additional Shares Notification” with the Principal Market and (iii) in the case of the Registration Rights Agreement, such as will be obtained under the 1933 Act (collectively, the “Required Filings”)) no further filing, consent or authorization is required by the Company, its Subsidiaries, their respective boards of directors or their stockholders or other governing body. This Agreement has been, and the other Transaction Documents to which it is a party will be prior to the Closing, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with its respective terms, except as such enforceability may be limited by general principles of equity or applicable Bankruptcy Law, and except as rights to indemnification and to contribution may be limited by federal or state securities law.

(c) Issuance of Securities. The issuance of the Securities has been duly authorized, and when issued and delivered in accordance with the terms of the Transaction Documents, such Securities will be validly issued, fully paid and non-assessable and free from all Liens with respect to the issuance thereof. Upon issuance in accordance with the Warrant, the Warrant Shares, when issued, will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights or Liens with respect to the issuance thereof, with the holders being entitled to all rights accorded to a holder of Common Stock. Subject to the accuracy of the representations and warranties of Buyer in this Agreement, the offer and issuance by the Company of the Securities is exempt from registration under the 1933 Act.

(d) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Securities and the reservation for issuance of such Securities) will not (i) result in a violation of the Articles of Incorporation, Bylaws, certificate of formation, memorandum of association, articles of association, bylaws or other organizational documents of the Company or any of its Subsidiaries, or any capital stock or other securities of the Company or any of its Subsidiaries, (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) assuming the accuracy of Buyer’s representations and warranties in Section 2, result in a violation of any law, rule, regulation, order, judgment or decree (including, without limitation, foreign, federal and state securities laws and regulations and the rules and regulations of the Nasdaq Capital Market (the “Principal Market”) and including all applicable foreign, federal and state laws, rules and regulations) applicable to the Company or any of its Subsidiaries, or by which any property or asset of the Company or any of its Subsidiaries is bound or affected, assuming, with respect to (ii) and (iii), the making of the Required Filings.

(e) Consents. Other than the Required Filings, neither the Company nor any Subsidiary is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Authority or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by the Transaction Documents, in each case, in accordance with the terms hereof or thereof. To the Company’s knowledge, other than the Required Filings, all consents, authorizations, orders, filings and registrations which the Company or any Subsidiary is required to obtain pursuant to the preceding sentence have been or will be obtained or effected on or prior to the Closing Date, and the Company is not aware of any facts or circumstances which might prevent the Company (or any of its Subsidiaries, if applicable) from obtaining or effecting any of the registration, application or filings contemplated by the Transaction Documents. The Company is not in violation of the requirements of the Principal Market and has no knowledge of any facts or circumstances which would reasonably be expected to lead to delisting or suspension of the Common Stock.

(f) Acknowledgment Regarding Buyer’s Purchase of Securities. The Company acknowledges and agrees that Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of the Company or any of its Subsidiaries or (ii) an “affiliate” (as defined in Rule 144) of the Company or any of its Subsidiaries. The Company further acknowledges that no Buyer is acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by Buyer or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to Buyer’s purchase of the Securities. The Company further represents to Collateral Agent, Buyer, and each Holder that the Company’s and each Subsidiary’s decision to enter into the Transaction Documents to which it is a party has been based solely on the independent evaluation by the Company, each Subsidiary and their respective representatives.

(g) No General Solicitation. Neither the Company, nor any of its Subsidiaries or Affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h) No Integrated Offering. None of the Company, its Subsidiaries or any of their Affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of the Company for purposes of the 1933 Act or under any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated for quotation. None of the Company, its Subsidiaries, their Affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance any of the Securities under the 1933 Act (other than pursuant to the Registration Rights Agreement) or cause the offering of any of the Securities to be integrated with other offerings of securities of the Company.

(i) Subsidiaries. Other than the Subsidiaries listed in Exhibit 21.1 to the Company’s Annual Report on Form 10-K for the most recently ended fiscal year, the Company has no significant Subsidiaries within the meaning of Rule 1-02(w) of Regulation S-X.

(j) Application of Takeover Protections. The Company and its board of directors have taken or will take prior to the Closing Date all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination, poison pill, stockholder rights plan or other similar anti-takeover provision under the Articles of Incorporation, Bylaws or other organizational documents or the laws of the jurisdiction of its incorporation which is or would reasonably be expected to become applicable to Holder as a result of the transactions contemplated by this Agreement, including, without limitation, the Company’s issuance of the Securities, and each Holder’s ownership of the Securities.

(k) Financial Statements. Except as set forth on Schedule 3(k) attached hereto, during the one (1) year prior to the date hereof, the Company has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC (other than Section 16 ownership filings) pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “1934 Act”) (reports filed in compliance with the time period specified in Rule 12b-25 promulgated under the 1934 Act shall be considered timely for this purpose) (all of the foregoing filed prior to the date hereof and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). Except as set forth on Schedule 3(k) attached hereto, as of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. Such financial statements were prepared in accordance with generally accepted accounting principles in the United States (“GAAP”), consistently applied, during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly presented in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). No material non-public information has been provided by or on behalf of the Company to any Holder which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(e) of this Agreement). The Company is not currently contemplating to amend or restate any of the financial statements (including, without limitation, any notes or any letter of the independent accountants of the Company with respect thereto) included in the SEC Documents (the “Financial Statements”), nor is the Company currently aware of facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financial Statements to be in material compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(l) Absence of Certain Changes. Since the date of the Company’s most recent audited financial statements contained in a Form 10-K, except as specifically set forth in a subsequent SEC Document filed prior to the date hereof, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or any of its Subsidiaries. Since the date of the Company’s most recent audited financial statements contained in a Form 10K, except as specifically set forth in a subsequent SEC Document filed prior to the date hereof, neither the Company nor any of its Subsidiaries has (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, outside of the ordinary course of business or (iii) made any capital expenditures, individually or in the aggregate, outside of the ordinary course of business. Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any Bankruptcy Law, nor does the Company or any Subsidiary have any knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent.

(m) Regulatory Permits. During the two (2) years prior to the date hereof, (i) the Common Stock has been listed or designated for quotation on the Principal Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Principal Market and (iii) except as set forth in the SEC Documents, the Company has received no communication, written or oral, from the SEC or the Principal Market regarding the suspension or delisting of the Common Stock from the Principal Market. The Company and each of its Subsidiaries possess all certificates, authorizations and permits issued by the appropriate regulatory authorities necessary to conduct their respective businesses, except as set forth in the SEC Documents or where the failure to possess such certificates, authorizations or permits would not reasonably be likely to have, individually or in the aggregate, a Material Adverse Effect, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(n) Foreign Corrupt Practices. Neither the Company, its Subsidiaries nor any director, officer, employee, nor, to the Company’s knowledge, any agent or any other person acting for or on behalf of the foregoing (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act or any other applicable anti-bribery or anti-corruption laws, nor, to the Company’s knowledge, has any Company Affiliate offered, paid, promised to pay, or authorized the payment of any money, or offered, given, promised to give, or authorized the giving of anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Authority to any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any person under circumstances where such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of:

(i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Authority, or

(ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(o) Sarbanes-Oxley Act. The Company and each Subsidiary is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

(p) Transactions With Affiliates. Except as set forth in the SEC Documents or on Schedule 3(p), no relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, shareholders, or any of its Affiliates on the other hand.

(q) Equity Capitalization.

(i) “Common Stock” means (x) the Company’s shares of common stock, $0.0001 par value per share, and (y) any capital stock into which such common stock shall have been changed or any share capital resulting from a reclassification of such common stock.

(ii) Authorized, Outstanding and Available Capital Stock. As of the date hereof, the authorized capital stock of the Company consists of (A) 75,000,000 shares of Common Stock, of which, 19,588,571 are issued and outstanding and 17,546,563 shares are reserved for issuance and exercisable or exchangeable for, or convertible into, shares of Common Stock and (B) 24,984,166 shares of Preferred Stock, par value $0.0001 per share, of which (1) 15,650,149 are designated as shares of Series AA Convertible Preferred Stock, par value $0.0001 per share and (2) none are issued and outstanding.

(iii) Due Authorization and Valid Issuance. All of the issued and outstanding shares of capital stock referenced in subparagraph (ii) above are duly authorized and, if issued, have been validly issued, and are fully paid and nonassessable.

(iv) Existing Securities; Obligations. Except as disclosed in the SEC Documents or on Schedule 3(q) attached hereto: (A) none of the Company’s or any Subsidiary’s shares, interests or capital stock is subject to preemptive rights or any other similar rights or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares, interests or capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares, interests or capital stock of the Company or any of its Subsidiaries; (C) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; and (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements, or any similar plan or agreement.

(r) Organizational Documents. The Company has furnished to Collateral Agent a true, correct and complete copy of the Company’s Articles of Incorporation and Bylaws; provided that any of such items which is available on the EDGAR system need not be furnished in physical form.

(s) Indebtedness and Other Contracts. Except as disclosed in the SEC Documents or on Schedule 3(s) attached hereto, neither the Company nor any of its Subsidiaries (i) has any material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of the Company or any of its Subsidiaries or by which the Company or any of its Subsidiaries is or may become bound, (ii) is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Material Adverse Effect, or (iii) is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of the Company’s officers, has or is expected to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries has any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of the Company’s or its Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or would not reasonably be expected to have a Material Adverse Effect.

(t) Litigation. Except as disclosed in the SEC Documents, there is no material action, suit, arbitration, proceeding, inquiry or, to the knowledge of the Company, investigation before or by the Principal Market, any court, public board, other Governmental Authority, self-regulatory organization or body pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its Subsidiaries, the Common Stock or any of the Company’s or its Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such. To the knowledge of the Company, no director, officer or employee of the Company or any of its subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, during the 20-year period prior to the date of this Agreement, there has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or officer of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the 1933 Act or the 1934 Act. The Company is not aware of any fact which might result in or form the basis for any such action, suit, arbitration, investigation, inquiry or other proceeding. Except as set forth in the SEC Documents, neither the Company nor any of its Subsidiaries is subject to any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority.

(u) Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged.

(v) Employee Relations. Neither the Company nor any of its Subsidiaries is a party to any collective bargaining agreement or employs any member of a union. The Company and its Subsidiaries believe that their relations with their employees are good. No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or any such Subsidiary that such officer intends to leave the Company or any such Subsidiary or otherwise terminate such officer’s employment with the Company or any such Subsidiary. To the knowledge of the Company, no executive officer or other key employee of the Company or any of its Subsidiaries is in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in material compliance with all applicable federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

(w) Title, Etc. Each of the Company and its Subsidiaries holds good title to, or a valid leasehold interest in, or other valid interest in, all of the material assets or property of any kind whatsoever (including Equity Interests), whether real, personal or mixed, and whether tangible or intangible, that is used in the day-to-day operations of the business of the Company and which is necessary to conduct the business of the Company or its Subsidiaries in accordance in all material respects with applicable Requirements of Law and Governmental Authorizations and under the Transaction Documents. As of the Closing Date, neither the Company nor any Subsidiary of the Company has received any notice of nor has any knowledge of (A) any pending or contemplated Event of Eminent Domain, or (B) any existing or threatened change in the business, operations, or property of the Company or any Subsidiary that could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. Neither the business nor the property of the Company or any Subsidiary is subject to or affected by any strike, lockout or any labor dispute which could reasonably be expected to have a Material Adverse Effect.

(x) Environmental Laws.

(i) The Company and its Subsidiaries (A) are in compliance with any and all Environmental Laws (as defined below), (B) except as set forth in the SEC Documents, have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) except as set forth in the SEC Documents, are in compliance with all terms and conditions of any such permit, license or approval where, except in each of the foregoing clauses (A), (B), and (C), where the failure to so comply or having such permits, licenses or other approval would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(ii) No Hazardous Materials: (A) to the Company’s knowledge, have been disposed of or otherwise released from any real property of the Company or any of its Subsidiaries in violation of any Environmental Laws; or (B) to the Company’s knowledge, are present on, over, beneath, in or upon any real property or any portion thereof in quantities that would constitute a violation of any Environmental Laws. No prior use by the Company or any of its Subsidiaries of any real property has occurred that violates any Environmental Laws, which violation would have a material adverse effect on the business of the Company or any of its Subsidiaries.

(iii) To the Company’s knowledge, neither the Company nor any of its Subsidiaries knows of any other person who or entity which has stored, treated, recycled, disposed of or otherwise located on any real property any Hazardous Materials, including, without limitation, such substances as asbestos and polychlorinated biphenyls.

(iv) To the knowledge of the Company, none of the real property is on any federal or state “Superfund” list or Liability Information System (“CERCLIS”) list or any state environmental agency list of sites under consideration for CERCLIS, nor subject to any environmental related Liens.

(y) Tax Status. Except as set forth on Schedule 3(y) attached hereto, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject through the date of this Agreement or has requested extensions thereof (except where the failure to file would not, individually or in the aggregate, have a Material Adverse Effect) and (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and for which reserves required by GAAP have been created in the financial statements of the Company or for cases in which the failure to pay would not have a Material Adverse Effect. Except as set forth on Schedule 3(y), there is no tax deficiency that has been determined adversely to the Company or any of its Subsidiaries which has had a Material Adverse Effect, nor does the Company and its Subsidiaries have any knowledge or notice of any tax deficiency which could reasonably be expected to be determined adversely to the Company and its Subsidiaries and which could reasonably be expected to have a Material Adverse Effect.

(z) Internal Accounting and Disclosure Controls. The Company and each of its Subsidiaries maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that is effective to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, including that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Since the filing of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountant, Governmental Authority or other Person relating to any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries.

(aa) Off Balance Sheet Arrangements. There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would be reasonably likely to have a Material Adverse Effect.

(bb) Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” or a company controlled by an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

(cc) Manipulation of Price. Neither the Company nor any of its Subsidiaries has, and, to the knowledge of the Company, no Person acting on their behalf has, directly or indirectly, (i) taken any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company or any of its Subsidiaries to facilitate the sale or resale of any of the

Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company or any of its Subsidiaries or (iv) paid or agreed to pay any Person for research services with respect to any securities of the Company or any of its Subsidiaries, except, in the case of (iii), EF Hutton, a division of Benchmark Investments, LLC.

(dd) U.S. Real Property Holding Corporation. Neither the Company nor any of its Subsidiaries is, or has ever been, and until the Termination Date shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended (the “Code”), and the Company and each Subsidiary shall so certify upon Collateral Agent’s or any Holder’s request.

(ee) Transfer Taxes. All stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Buyer hereunder will be, or will have been, fully paid or provided for by the Company, and all laws imposing such taxes will be or will have been complied with; provided that the Company shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any Warrant Shares upon exercise in a name other than that of the holder of the Warrant, and the Company shall not be required to issue or deliver such Securities unless or until the Person or Persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

(ff) Bank Holding Company Act. Neither the Company nor any of its Subsidiaries is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”). Neither the Company nor any of its Subsidiaries owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve. Neither the Company nor any of its Subsidiaries exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(gg) Shell Company Status. The Company is not, and has never been, an issuer identified in, or subject to, Rule 144(i).

(hh) Illegal or Unauthorized Payments; Political Contributions. Neither the Company nor any of its Subsidiaries nor, to the Company’s knowledge, any of the officers, directors, employees, agents or other representatives of the Company or any of its Subsidiaries or Affiliates, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of the Requirements of Law, (i) as a kickback or bribe to any Person or (ii) to any political organization, or the holder of or any aspirant to any elective or appointive public office to influence official action or secure an improper advantage, except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(ii) Patriot Act, Etc. The operations of the Company and its Subsidiaries are and have been conducted at all times in material compliance with the USA Patriot Act of 2001, the OFAC Laws, and all other applicable U.S. and non-U.S. anti-money laundering laws and regulations, including, without limitation, the laws, regulations and Executive Orders and sanctions programs administered by the U.S. Office of Foreign Assets Control, including, but not limited, to (i) Executive Order 13224 of September 23, 2001 entitled, “Blocking Property and Prohibiting Transactions With Persons Who Commit, Threaten to Commit, or Support Terrorism” (66 Fed. Reg. 49079 (2001)); and (ii) any regulations contained in 31 CFR, Subtitle B, Chapter V.

(jj) Management. During the past five-year period, no current or former officer or director, to the knowledge of the Company, has been the subject of:

(i) a petition under Bankruptcy Law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner at or within two years before the filing of such petition or such appointment, or any corporation or business association of which such person was an executive officer at or within two years before the time of the filing of such petition or such appointment;

(ii) a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(iii) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(1) Acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other person regulated by the United States Commodity Futures Trading Commission or an associated person of any of the foregoing, or as an investment adviser, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity;

(2) Engaging in any particular type of business practice; or

(3) Engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities laws or commodities laws;

(iv) any order, judgment or decree, not subsequently reversed, suspended or vacated, of any authority barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(v) a finding by a court of competent jurisdiction in a civil action or by the SEC or other authority to have violated any securities law, regulation or decree and the judgment in such civil action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(vi) a finding by a court of competent jurisdiction in a civil action or by the Commodity Futures Trading Commission to have violated any federal commodities law, and the judgment in such civil action or finding has not been subsequently reversed, suspended or vacated.

(kk) Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. To the Company’s knowledge, no stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

(ll) No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the 1933 Act (“Regulation D Securities”), none of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering contemplated hereby, or, to the Company’s knowledge, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e).

(mm) Other Covered Persons. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Collateral Agent or any Holder or potential purchasers in connection with the sale of any the Securities.

(nn) No Additional Agreements. The Company does not have any agreement or understanding with Collateral Agent or any Holder with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents.

(oo) Disclosure. The Company confirms that neither it nor any other Person acting on its behalf has provided any Collateral Agent or any Holder, or their respective agents or counsel, with any information that constitutes or would reasonably be expected to constitute material, non-public information concerning the Company or any of its Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents. The Company understands and confirms that Collateral Agent and each Holder will rely on the foregoing representations in effecting transactions in securities of the Company. All disclosure provided to Collateral Agent and each Holder regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby furnished by or on behalf of the Company or any of its Subsidiaries is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. All of the written information furnished after the date hereof by or on behalf of the Company or any of its Subsidiaries to Collateral Agent and any Holder pursuant to or in connection with this Agreement and the other Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that neither Collateral Agent nor any Holder makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(pp) Collateral.

(i) As of the Closing Date, upon making of the filings and taking of the other actions to be taken in accordance with the Security Documents, all filings and other actions necessary to perfect the security interests in the Collateral created under the Security Documents shall have been duly made or taken. Within ten (10) days of the Closing Date, the Company shall have properly delivered or caused to be delivered to Collateral Agent all Collateral that requires perfection of the Liens and security interests described above by possession.

(ii) As of the Closing Date, the Security Documents create in favor of Collateral Agent for the benefit of the Secured Parties a valid and, upon making of the filings and taking of the other actions set forth in the Security Documents, perfected first-priority security interest (subject to Permitted Liens) in the Collateral, securing the payment of the Note Obligations.

(iii) The Company is the legal and beneficial owner of the Collateral to be pledged by it free and clear of any Lien, other than Permitted Liens.

4. COVENANTS. Each of the Buyer and the Company covenants and agrees to adhere (and to cause its Affiliates to adhere, as applicable), to the covenants applicable to it set forth in this Section 4, unless waived in accordance with the terms hereof.

(a) Best Efforts. Buyer shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 6 of this Agreement. The Company shall use its best efforts to timely satisfy each of the covenants hereunder and conditions to be satisfied by it as provided in Section 7 of this Agreement.

(b) Blue Sky. The Company shall, on or before the Closing Date, take such action as the Company reasonably determines is necessary in order to obtain an exemption for, or to, qualify the Securities for sale to Buyer at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to Buyer on or prior to the Closing Date. Without limiting any other obligation of the Company under this Agreement, the Company shall timely make all filings and reports relating to the offer and sale of the Securities required under all applicable securities laws (including, without limitation, all applicable federal securities laws and all applicable “Blue Sky” laws), and the Company shall comply with all applicable foreign, federal, state and local laws, statutes, rules, regulations and the like relating to the offering and sale of the Securities to Buyer.

(c) [Reserved].

(d) Use of Proceeds. The Company will use the proceeds from the sale of the Securities solely (i) to fund the Termination Agreement by and between the Company and Minera Del Norte, S.A. de C.V. (together with its successors and assigns, “Minosa”), (ii) to pay legal fees and expenses relating to the arbitration by the Company on its own behalf and on behalf of and Exploraciones Oceánicas S. de R.L.de C.V. against the United Mexican States under Chapter Eleven of the North American Free Trade Agreement (the “Arbitration Costs”), (iii) to pay fees in connection with the waiver and Intercreditor Agreement, (iv) to pay fees and expenses related to the negotiation, drafting and execution of the Transaction documents, and (v) for working capital and other general corporate expenditures of the Company.

(e) Financial Information. The Company agrees to send the following to each Holder during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day (as defined below) after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements (other than on Form S-8 or Form S-4) or amendments filed pursuant to the 1933 Act, (ii) unless the following are either filed with the SEC through EDGAR or are otherwise widely disseminated via a recognized news release service (such as PR Newswire), on the same day as the release thereof, facsimile copies of all press releases issued by the Company or any of its Subsidiaries and (iii) unless the following are filed with the SEC through EDGAR, copies of any notices and other information made available or given to the common stockholders of the Company generally, contemporaneously with the making available or giving thereof to the common stockholders.

(f) Listing. The Company shall maintain the Common Stock’s listing or authorization for quotation (as the case may be) on the Principal Market, The New York Stock Exchange, the Nasdaq Global Market or the Nasdaq Global Select Market (each, an “Eligible Market”). Neither the Company nor any of its Subsidiaries shall take any action which would reasonably be expected to result in the delisting or suspension of the Common Stock on an Eligible Market. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 4(f).

(g) Fees. The Company shall be responsible for the payment of any placement agent’s fees, financial advisory fees, transfer agent fees, DTC (as defined below) fees or broker’s commissions relating to or arising out of the transactions contemplated hereby. The Company shall pay, and hold Collateral Agent and each Holder harmless against, any liability, loss or expense (including, without limitation, reasonable attorneys’ fees and reasonable and documented out-of-pocket expenses) arising in connection with any claim relating to any such payment. Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with this Agreement and the transactions contemplated hereby.

(h) Pledge of Securities. Notwithstanding anything to the contrary contained in this Agreement, the Company acknowledges and agrees that the Securities may be pledged by any Holder or Collateral Agent (on behalf of such Holder) in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities. The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Holder nor Collateral Agent effecting a pledge of Securities shall be required to provide the Company with any notice thereof or otherwise make any delivery to the Company pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(g) hereof; provided that such Holder, Collateral Agent, and the applicable pledgee shall be required to comply with the provisions of Section 2(g) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee. The Company hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by a Holder or Collateral Agent (on such Holder’s behalf); provided, however, that such Holder shall bear any out-of-pocket fees or expenses reasonably incurred by the Company in connection with such execution and delivery.

(i) Disclosure of Transactions and Other Material Information.

(i) Disclosure of Transaction. The Company shall file a Current Report on Form 8-K reasonably acceptable to the Buyer describing all the material terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching all the material Transaction Documents (the “8-K Filing”).

(ii) Limitations on Disclosure. Other than as required under the Transaction Documents (but subject to any other disclosure obligations of the Company with respect thereto), the Company shall not, and the Company shall cause each of its Subsidiaries and each of its and their respective officers, directors, employees and agents not to, provide Collateral Agent or any Holder with any material, non-public information regarding the Company or any of its Affiliates from and after the Closing Date unless prior thereto Collateral Agent and/or such Holder shall have consented in writing to the receipt of such information and agreed with the Company to keep such information confidential. To the extent that the Company delivers any material, non-public information to a Holder without Collateral Agent’s or such Holder’s prior written consent or confidentiality agreement, the Company hereby covenants and agrees that, except as required by applicable law, neither Collateral Agent nor any Holder shall have any duty of confidentiality with respect to such material, non-public information. None of the Company or its Subsidiaries, Collateral Agent, nor any Holder shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, the Company shall be entitled to make a press release or other public disclosure with respect to such transactions with Collateral Agent’s prior written consent (which consent shall not be unreasonably withheld, conditioned, or delayed) (A) in substantial conformity with the 8-K Filing and contemporaneously therewith and (B) as is required by applicable law and regulations. Without the prior written consent of a Holder (which may be granted or withheld in such Holder’s sole discretion), the Company shall not (and shall cause each of its Subsidiaries and Affiliates to not) disclose the name of such Holder in any filing, announcement, release or otherwise, except in the 8-K Filing and as otherwise in accordance with the Requirements of Law.

(k) Additional Issuance of Securities. Until the Termination Date, the Company will not, without the prior written consent of the Holders of a Majority In Interest, issue any Note or Warrant (other than to Buyer as contemplated hereby), and the Company shall not issue any other securities that would cause a breach or default under the Note or the Warrant.

(l) Reservation of Shares. Until the Termination Date, the Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a number of shares of Common Stock that is sufficient to permit the full exercise of the Warrant, as applicable, then outstanding in accordance with the Warrant (the “Required Reserve Amount”). If at any time the number of shares of Common Stock authorized and reserved for issuance is not sufficient to meet the Required Reserve Amount, the Company will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet the Note Obligations and any of the Company’s other obligations pursuant to the Transaction Documents, in the case of an insufficient number of authorized shares, obtain stockholder approval (if required) of an increase in such authorized number of shares to ensure that the number of authorized shares is sufficient to meet the Required Reserve Amount.

(m) Conduct of Business. The business of the Company and its Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any Governmental Authority, except where such violations would not reasonably be expected to result, either individually or in the aggregate, in a Material Adverse Effect.

(n) Passive Foreign Investment Company. The Company shall conduct its business, and shall cause its Subsidiaries to conduct their respective businesses, in such a manner as will ensure that the Company will not be deemed to constitute a passive foreign investment company within the meaning of Section 1297 of the Code.

(o) No Fundamental Changes. Until the Termination Date, (i) the Company shall not merge into or consolidate with any other Person, or permit any other Person to merge into or consolidate with it, or sell, transfer, lease or otherwise dispose of (in one transaction or in a series of transactions) all or substantially all of its assets, or all or substantially all of the equity interests issued by any of its Subsidiaries (in each case, whether now owned or hereafter acquired), or liquidate or dissolve or consummate a division of the assets, liabilities and/or obligations of the Company into two or more Persons, provided that, if at the time thereof and immediately after giving effect thereto, no Event of Default shall or would have occurred and be continuing, any wholly-owned Subsidiary of the Company may merge into or consolidate with the Company in a transaction in which the Company is the surviving entity; and (ii) the Company shall not engage to any material extent in any business other than the business in which it is engaged as of the Closing Date (or activities directly ancillary thereto).

(p) Exercise Procedures. The form of exercise notice included in the Warrant sets forth the totality of the procedures required of any Holder in order to exercise the Warrant. Except as provided in Section 5(d), no additional legal opinion, other information or instructions shall be required of any such Holder to exercise the Warrant. The Company shall honor exercise of the Warrant, and shall deliver the Warrant Shares, as applicable, in accordance with the terms, conditions and time periods set forth in the Warrant, as applicable.

(q) Regulation M. The Company will not take any action prohibited by Regulation M under the 1934 Act, in connection with the distribution of the Securities contemplated hereby.

(r) General Solicitation. None of the Company, any of its Affiliates (as defined in Rule 501(b) under the 1933 Act) or any person acting on behalf of the Company or such Affiliate will solicit any offer to buy or offer or sell the Securities by means of any form of general solicitation or general advertising within the meaning of Regulation D, including: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar medium or broadcast over television or radio; and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

(s) Integration. None of the Company, any of its affiliates (as defined in Rule 501(b) under the 1933 Act), or any person acting on behalf of the Company or such affiliate will sell, offer for sale, or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the 1933 Act) which will be integrated with the sale of the Securities in a manner which would require the registration of the Securities under the 1933 Act or require stockholder approval under the rules and regulations of the Principal Market and the Company will take all action that is appropriate or necessary to assure that its offerings of other securities will not be integrated for purposes of the 1933 Act or the rules and regulations of the Principal Market, with the issuance of Securities contemplated hereby.

(t) Notice of Disqualification Events. The Company will notify Collateral Agent and each Holder in writing, prior to the Closing Date, of (i) any Disqualification Event relating to any Issuer Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Issuer Covered Person.

(u) [Reserved].

(v) Liens, Etc. From the Closing Date until the Termination Date, the Company shall not create, incur, assume or suffer to exist any Lien on or with respect to any of its properties of any character whether now owned or hereafter acquired, or sign or file, under the Uniform Commercial Code of any jurisdiction, a financing statement that names the Company as debtor, or sign or suffer to exist any security agreement authorizing any secured party thereunder to file such financing statement, or assign any accounts or other right to receive income, except, in the case of Collateral and, in the case of any other properties, Permitted Liens.

(w) Further Assurances; Grant of Security.

(i) Promptly upon request by Collateral Agent or any Holder (acting through Collateral Agent), the Company shall correct any defect or error that may be discovered in any Transaction Document or in the execution, acknowledgment, filing, or recordation thereof.

(ii) Promptly upon request by Collateral Agent or any Holder (acting through Collateral Agent), the Company shall do, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, conveyances, pledge agreements, assignments, financing statements and continuations thereof, termination statements, certificates, assurances and other instruments and take such other actions as Collateral Agent or any Holder (acting through Collateral Agent) may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Transaction Documents, (ii) perfect and maintain the validity, effectiveness and priority of any of the Security Documents and any of the Liens intended to be created thereunder, and (iii) assure, convey, grant, assign, transfer, preserve, protect and confirm more effectively unto the Secured Parties the rights granted or now or hereafter intended to be granted to the Secured Parties under any Transaction Document or under any other instrument executed in connection with any Transaction Document to which the Company is or is to be a party.

(iii) To secure the timely payment in full in cash and performance of the Note Obligations, the Company shall pledge and assign (by way of security) to Collateral Agent (for the benefit of Secured Parties), and grant to Collateral Agent (for the benefit of Collateral Agent and the other Secured Parties), a security interest in the Collateral in accordance with the terms of the Security Documents. If an Event of Default (as defined below) has occurred and is continuing, then Collateral Agent and any Holder, in addition to any rights now or hereafter existing under applicable Requirements of Law may, personally or by agent, at such time or times as Collateral Agent or such Holder in its discretion may determine, exercise against the Company, its Affiliates (as applicable), and the Collateral all of the rights and remedies granted to secured parties under the Uniform Commercial Code and any other applicable statute, or otherwise available to Collateral Agent or any such Holder by contract, at law or in equity.

(x) Post-Closing Transactions

(i) The Company shall, within fifteen (15) Business Days of the Closing Date issue the equivalent of not less than $1,000,000.00 of its Common Stock to Altos Hornos de México, S.A.B. de C.V.

(ii) The Company shall, within three (3) Business Days of the Closing Date or date of a Subsequent Closing on which the disbursements made by the Buyer or Holders pursuant to this Agreement equal, in the aggregate, at least $12,000,000.00, pay in full any Arbitration Costs due and payable on the Closing Date.

5. REGISTER; TRANSFER AGENT INSTRUCTIONS; LEGEND; RIGHT TO ASSIGN.

(a) Register. The Company shall maintain at its principal executive offices (or such other office or agency of the Company as it may designate by notice to each Holder), a register for the Securities in which the Company shall record the name and address of the Person in whose name the Securities have been issued (including the name and address of each transferee), the aggregate number of the Securities held by such Person, and the number of Warrant Shares issuable pursuant to the terms of the Warrant held by such Person, as applicable. The Company shall keep the register open and available at all times during business hours for inspection by Collateral Agent, each Holder, and/or their respective representatives.

(b) Transfer Agent Instructions. The Company shall issue irrevocable instructions to its transfer agent and any subsequent transfer agent (as applicable, the “Transfer Agent”) in a form acceptable to the Holders of a Majority In Interest (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at The Depository Trust Company (“DTC”), registered in the name of each Holder or its respective nominee(s), for the Warrant Shares, as applicable, in such amounts as specified from time to time by such Holder to the Company upon exercise of the Warrant. The Company represents and warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 5(b), and stop transfer instructions to give effect to Section 2(g) hereof, will be given by the Company to the Transfer Agent with respect to the Securities, and that the Securities shall otherwise be freely transferable on the books and records of the Company, as applicable, to the extent provided in this Agreement and the other Transaction Documents. If any Holder effects a sale, assignment or transfer of the Securities in accordance with Section 2(g), the Company shall permit the transfer and shall promptly instruct the Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Holder to effect such sale, transfer or assignment. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Holder. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5(b) will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5(b), that each Holder shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

(c) Legends. Each Holder understands that the Securities have been issued (or will be issued in the case of the Warrant Shares) pursuant to an exemption from registration or qualification under the 1933 Act and applicable state securities laws, and except as set forth below, the Securities shall bear any legend as required by the “blue sky” laws of any state and a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

Warrant Legend

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT IN COMPLIANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH STATE SECURITIES LAWS OR PURSUANT TO AN EXEMPTION OR QUALIFICATION THEREFROM.

Warrant Shares Legend

THE SECURITIES REPRESENTED BY THIS CERTIFICATE/WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL TO THE HOLDER (IF REQUESTED BY THE COMPANY), IN A FORM REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

(d) Removal of Legends. Certificates evidencing Securities shall not be required to contain the legend set forth in Section 5(c) above or any other legend (i) while a registration statement covering the resale of such Securities is effective under the 1933 Act, (ii) following any sale of such Securities pursuant to Rule 144 (assuming the transferor is not an Affiliate of the Company), (iii) if such Securities are eligible to be sold, assigned or transferred under Rule 144 (provided that a Holder provides the Company with reasonable assurances that such Securities are eligible for sale, assignment or transfer under Rule 144 which shall not include an opinion of such Holder’s counsel), or (iv) in connection with a sale, assignment or other transfer (other than under Rule 144), provided that such Holder provides the Company with an opinion of counsel to such Holder, in a generally acceptable form, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act. If a legend is not required pursuant to the foregoing, the Company shall no later than two (2) Business Days (or such earlier date as required pursuant to the 1934 Act or other Requirements of Law for the settlement of a trade initiated on the date such Holder delivers such legend certificate representing such Securities to the Company) following the delivery by such Holder to the Company or the Transfer Agent (with notice to the Company) of a legend certificate representing such Securities (endorsed or with stock powers attached, signatures guaranteed, and otherwise in form necessary to affect the reissuance and/or transfer, if applicable), together with any other deliveries from Such Holder as may be reasonably required above in this Section 5(d), as directed by Such Holder, if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and deliver (via reputable overnight courier) to Such Holder, a certificate representing such Securities that is free from all restrictive and other legends, registered in the name of Such Holder or its designee. The Company shall be responsible for any transfer agent fees or DTC fees with respect to the removal of any legends with respect to any Securities in accordance herewith.

(e) FAST Compliance. While the Securities remain outstanding, the Company shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

(f) Right to Assign. Each Holder shall have the right at any time to assign or transfer all or any portion of the Note or the Warrant held by such Holder provided that (i) the assignee or transferee agrees to sign a counterpart to this Agreement, and to be bound by all the terms and conditions hereof, and (ii) such assignment or transfer complies with the provisions of this Agreement (including, without limitation, Section 2(g) hereof), the Note, and the Warrant, as applicable. Any such agreement to an assignment (an “Assignment Agreement”) shall be in a form reasonably acceptable to the Company and the assigning Holder.

6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL. The obligation of the Company hereunder to issue and sell the Note and Warrant to Buyer at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion by providing Collateral Agent and/or Buyer with prior written notice thereof:

(a) Collateral Agent and Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to the Company.

(b) Buyer shall have delivered to the Company the Initial Purchase Price by wire transfer of immediately available funds.

(c) The representations and warranties of Buyer shall be true and correct in all material respects (except for such representations and warranties that are qualified by materiality or material adverse effect, which shall be true and correct in all respects) as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date), and Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by Buyer at or prior to the Closing Date.

7. CONDITIONS TO BUYER’S OBLIGATION TO PURCHASE. The obligation of Buyer hereunder to purchase the Note and the Warrant at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for Buyer’s sole benefit and may be waived by both Collateral Agent and Buyer at any time in its sole discretion by providing the Company with prior written notice thereof:

(a) Collateral Agent and the Company shall have duly executed and delivered to Collateral Agent and Buyer each of the Transaction Documents to which it is a party, and the Company shall have duly executed and delivered to Buyer the Note and the Warrant.

(b) Collateral Agent and Buyer shall have received the opinion of the Company’s in-house counsel, or such other counsel as is reasonably acceptable to counsel for Collateral Agent and Buyer, dated as of the Closing Date, in the form acceptable to Collateral Agent and Buyer.

(c) The Company shall have delivered to Collateral Agent and Buyer a copy of the Irrevocable Transfer Agent Instructions, in the form acceptable to Collateral Agent and Buyer, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

(d) The Company shall have delivered to Collateral Agent and Buyer a certificate evidencing the formation and good standing of the Company in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction of formation as of a date within forty-five (45) days of the Closing Date.

(e) The Company shall have delivered to Collateral Agent and Buyer a certified copy of the Articles of Incorporation as certified by the Nevada Secretary of State within forty-five (45) days of the Closing Date.

(f) The Company shall have delivered to Collateral Agent and Buyer a certificate, in the form acceptable to Collateral Agent and Buyer, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) as adopted by the Company’s board of directors in a form reasonably acceptable to Collateral Agent and Buyer, (ii) the Articles of Incorporation of the Company and (iii) the Bylaws of the Company, each as in effect at the Closing.

(g) The representations and warranties of the Company shall be true and correct as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct as of such specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Collateral Agent and Buyer shall have received a certificate, duly executed by the Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by Collateral Agent or Buyer in the form acceptable to Collateral Agent and Buyer, as applicable.

(h) The Common Stock (A) shall be designated for quotation or listed (as applicable) on the Principal Market and (B) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (1) in writing by the SEC or the Principal Market or (2) by falling below the minimum maintenance requirements of the Principal Market.

(i) The Company shall have obtained all governmental, regulatory or third-party consents and approvals, if any, necessary for the sale of the Securities, including without limitation, those required by the Principal Market, if any.

(j) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or Governmental Authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(k) Since the date of execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

(l) The Company shall have delivered to Collateral Agent and Buyer a copy of the fully executed Termination Agreement, approved by the applicable bankruptcy court of Mexico.

(m) The Company shall have fulfilled all of the conditions precedent to the effectiveness of the Termination Agreement.

(n) The Company shall have (i) cancelled that certain Convertible Promissory Note, dated as of August 10, 2017, issued by the Company in favor of James S. Pignatelli (the “Existing Pignatelli Note”), (ii) terminated that certain Note Purchase Agreement, dated as of August 10, 2017, among Minosa, the Company and Odyssey Marine Enterprises, Ltd., pursuant to which the Existing Pignatelli Note was issued and (iii) issued James S. Pignatelli a new note in form and substance reasonably acceptable to the Collateral Agent.

(o) The Company and its Subsidiaries shall have delivered to Collateral Agent and Buyer evidence of any and all Liens granted in favor of Holder in accordance with the Security Documents.

8. COLLATERAL AGENT.

(a) APPOINTMENT AND AUTHORITY. EACH HOLDER HEREBY IRREVOCABLY APPOINTS DP SPV I LLC, A DELAWARE LIMITED LIABILITY COMPANY, TO ACT ON ITS BEHALF AS THE “COLLATERAL AGENT” HEREUNDER AND UNDER THE OTHER TRANSACTION DOCUMENTS, AND AUTHORIZES COLLATERAL AGENT TO TAKE SUCH ACTIONS ON ITS BEHALF AND TO EXERCISE SUCH POWERS AS ARE DELEGATED TO COLLATERAL AGENT BY THE TERMS HEREOF OR THEREOF FOR PURPOSES OF ACQUIRING, HOLDING AND ENFORCING ANY AND ALL LIENS ON COLLATERAL GRANTED BY THE COMPANY TO SECURE ANY OF THE SECURED OBLIGATIONS (AS DEFINED IN THE SECURITY AGREEMENT), TOGETHER WITH SUCH POWERS AND DISCRETION AS ARE REASONABLY INCIDENTAL THERETO.

(b) Rights as a Holder. Collateral Agent shall have the same rights and powers in his capacity as a Holder as any other Holder. Accordingly, Collateral Agent, in his capacity as a Holder, may exercise all rights and powers of a Holder as though he were not Collateral Agent, and the term Holder or Holders shall, unless otherwise expressly indicated or unless the context otherwise requires, include Collateral Agent hereunder in its individual capacity. Collateral Agent may lend money to, own securities of, and generally engage in any kind of business with the Company, all as if Collateral Agent were not Collateral Agent hereunder and without any duty to account therefor to the Holders.

(c) Exculpatory Provisions. Collateral Agent shall not have any duties or obligations except those expressly set forth herein and in the other Transaction Documents, which shall be ministerial and administrative in nature. Without limiting the generality of the foregoing, Collateral Agent: (i) shall not be subject to any fiduciary or other implied duties, regardless of whether an Event of Default has occurred and is continuing; and (ii) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Transaction Documents that Collateral Agent is required to exercise as directed in writing by the Holders. Collateral Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Holders, or (ii) in the absence of its own gross negligence or willful misconduct as determined by a judgment of a court of competent jurisdiction.

(d) Reliance by Collateral Agent. Collateral Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including, but not limited to, any electronic message, internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper person. Collateral Agent also may rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon.

(e) Payment through Collateral Agent. All payments due from the Company to any Holder under the Note or the Warrant shall be made by the Company to Collateral Agent, and thereafter remitted by Collateral Agent to the appropriate Holder, in each event to such account(s) as Collateral Agent and such Holder, as applicable, may designate from time to time.

(f) Resignation and Replacement of Collateral Agent. The Person serving as Collateral Agent (the “Existing Agent”) shall have the right to resign upon advance written notice delivered to the Company and Holders, in which event the Holders of a Majority In Interest shall appoint a successor to serve as Collateral Agent hereunder as soon as practicable upon the Existing Agent’s notice of resignation.

9. DEFAULT AND REMEDIES.

(a) Events of Default. For purposes of this Agreement, any one or more of the following events which shall occur shall constitute an “Event of Default”:

(i) the Company’s failure to pay (A) when due any principal or interest payment when due in accordance with the Note; or (B) any other payment required under the Transaction Documents on the date on which such payment is due, and such failure continues unremedied for a period of ten (10) days following Buyer’s written notice of such failure to pay;

(ii) the Company’s failure upon exercise of the Warrant to issue and deliver to Buyer the certificate or certificates for the Exercise Shares (as defined in the Warrant) within ten (10) days of Buyer’s Notice of Exercise (as defined in the Warrant), provided that Buyer shall have fulfilled the conditions for exercise as set forth in Section 2 of the Warrant;

(iii) the Company shall (A) apply for or consent to the appointment of a receiver, trustee, custodian or liquidator of itself or any part of its property, (B) become subject to the appointment of a receiver, trustee, custodian or liquidator for itself or any part of its property if such appointment is not terminated or dismissed within sixty (60) days, (C) make an assignment for the benefit of creditors, (D) institute any proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, or file a petition or answer seeking reorganization or an arrangement with creditors to take advantage of any insolvency law, or file an answer admitting the material allegations of a bankruptcy, reorganization or insolvency petition filed against it, or (E) become subject to any involuntary proceedings under the United States Bankruptcy Code or any other federal or state bankruptcy, reorganization, receivership, insolvency or other similar law affecting the rights of creditors generally, which proceeding is not dismissed within sixty (60) days of filing;

(iv) the Company shall liquidate, wind up or dissolve (or suffer any liquidation, wind-up, or dissolution); or

(v) a default or event of default shall occur under any of the other Transaction Documents beyond any applicable cure period.

(b) Remedies. If any Event of Default shall occur for any reason and be continuing, the Holders of a Majority In Interest may, upon notice or demand to the Company, declare all of the Indebtedness due to Buyer (under the Note or otherwise) to be due and payable, whereupon such Indebtedness shall be and become immediately due and payable. Upon the occurrence of an actual or deemed entry of an order for relief with respect to the Company under the United States Bankruptcy Code, or upon the occurrence of any other event described in Section 8(a) above, then all Indebtedness under this Note shall automatically be due immediately without notice of any kind.

10. MISCELLANEOUS.

(a) Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. The Company, Collateral Agent, and each Holder hereby irrevocably submit to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or under any of the other Transaction Documents or with any transaction contemplated hereby or thereby, and hereby irrevocably waive, and agree not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by delivering a copy thereof to such party in accordance with Section 9(f) and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude Collateral Agent or any Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to Collateral Agent or such Holder or to enforce a judgment or other court ruling in favor of Collateral Agent or any Holder, as applicable. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR UNDER ANY OTHER TRANSACTION DOCUMENT OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY TRANSACTION CONTEMPLATED HEREBY OR THEREBY.

(b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(c) Headings; Gender. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Unless the context clearly indicates otherwise, each pronoun herein shall be deemed to include the masculine, feminine, non-binary, gender fluid, neuter, singular and plural forms thereof. The terms “including,” “includes,” “include” and words of like import shall be construed broadly as if followed by the words “without limitation.” The terms “herein,” “hereunder,” “hereof” and words of like import refer to this entire Agreement instead of just the provision in which they are found.

(d) Severability; Maximum Payment Amounts. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s). Notwithstanding anything to the contrary contained in this Agreement or any other Transaction Document (and without implication that the following is required or applicable), it is the intention of the parties that in no event shall amounts and value paid by the Company, or payable to or received by any Holder, under the Transaction Documents (including without limitation, any amounts that would be characterized as “interest” under applicable law) exceed amounts permitted under any applicable law. Accordingly, if any obligation to pay, payment made to any Holder, or collection by any Holder pursuant the Transaction Documents is finally judicially determined to be contrary to any Requirements of Law, such obligation to pay, payment or collection shall be deemed to have been made by mutual mistake of such Holder and the Company and such amount shall be deemed to have been adjusted with retroactive effect to the maximum amount or rate of interest, as the case may be, as would not be so prohibited by Requirements of Law. Such adjustment shall be effected, to the extent necessary, by reducing or refunding, at the option of any Holder, the amount of interest or any other amounts which would constitute unlawful amounts required to be paid or actually paid to such Holder under the Transaction Documents. For greater certainty, to the extent that any interest, charges, fees, expenses or other amounts required to be paid to or received by any Holder under any of the Transaction Documents or related thereto are held to be within the meaning of “interest” or another applicable term to otherwise be violative of Requirements of Law, such amounts shall be pro-rated over the period of time to which they relate.

(e) Entire Agreement; Amendments. This Agreement, the other Transaction Documents and the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein supersede all other prior oral or written agreements between the Company, Collateral Agent, and each Holder, and the respective Affiliates and Persons acting on their behalf, including, without limitation, any transactions by Collateral Agent and any Holder with respect to Common Stock or the Securities, and the other matters contained herein and therein, and this Agreement, the other Transaction Documents, the schedules and exhibits attached hereto and thereto and the instruments referenced herein and therein contain the entire understanding of the parties solely with respect to the matters covered herein and therein; provided, however, nothing contained in this Agreement or any other Transaction Document shall (or shall be deemed to) (i) have any effect on any agreements Collateral Agent or any Holder has entered into with, or any instruments Collateral Agent or any Holder has received from, the Company or any of its Affiliates prior to the date hereof with respect to any prior investment made by any Holder in the Company, or (ii) waive, alter, modify or amend in any respect any obligations of the Company or any of its Subsidiaries, or any rights of or benefits to Collateral Agent or any Holder, or any other

Person, in any agreement entered into prior to the date hereof between or among the Company and/or any of its Subsidiaries and Collateral Agent and any Holder, or any instruments Collateral Agent or any Holder received from the Company and/or any of its Subsidiaries prior to the Closing Date, and all such agreements and instruments shall continue in full force and effect. Except as specifically set forth herein or therein, none of the Company, Collateral Agent, nor any Holder makes any representation, warranty, covenant or undertaking with respect to such matters. For clarification purposes, the Recitals are part of this Agreement. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Holders of a Majority In Interest, and any amendment to any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Company, Collateral Agent, and all Holders, as applicable; provided that no such amendment shall be effective to the extent that it (A) applies to less than all of the Holders then outstanding or (B) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party, provided that the Holders of a Majority In Interest may waive any provision of this Agreement, and any waiver of any provision of this Agreement made in conformity with the provisions of this Section 9(e) shall be binding on the Company, Collateral Agent and all Holders, as applicable, provided that no such waiver shall be effective to the extent that it (1) applies to less than all of the Holders of Securities then outstanding (unless a party gives a waiver as to itself only) or (2) imposes any obligation or liability on any Holder without such Holder’s prior written consent (which may be granted or withheld in such Holder’s sole discretion). From the Closing Date until the Termination Date, the Company shall not be permitted to receive any consideration from any Holder that is not otherwise contemplated by the Transaction Documents in order to, directly or indirectly, induce the Company or any Subsidiary, (i) to treat any Holder in a manner that is more favorable than to other similarly situated Holders, or (ii) to treat any Holder in a manner that is less favorable than any other Holder that is paying such consideration; provided, however, that the determination of whether a Holder has been treated more or less favorably than another Holder shall disregard any securities of the Company purchased or sold by any Holder. The Company has not, directly or indirectly, made any agreements with Collateral Agent nor any Holder relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents. Without limiting the foregoing, the Company confirms that, except as set forth in this Agreement, neither Collateral Agent nor any Holder has made any commitment or promise or has any other obligation to provide any financing to the Company, any Affiliate, or otherwise. As a material inducement for Collateral Agent and each Holder to enter into this Agreement, the Company expressly acknowledges and agrees that (x) to the extent permitted by applicable law, no due diligence or other investigation or inquiry conducted by Collateral Agent or any Holder, nor any of their respective advisors or representatives shall affect Collateral Agents’ or such Holder’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document, and (y) unless a provision of this Agreement or any other Transaction Document is expressly preceded by the phrase “except as disclosed in the SEC Documents,” or “except as set forth in the SEC Documents,” nothing contained in any of the SEC Documents shall affect Collateral Agent’s and each Holder’s right to rely on, or shall modify or qualify in any manner or be an exception to any of, the Company’s representations and warranties contained in this Agreement or any other Transaction Document.

(f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or electronic mail (provided that such sent email is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s email server that such e-mail could not be delivered to such recipient); or (iii) one (1) Business Day after deposit with an overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

Odyssey Marine Exploration, Inc.

205 S. Hoover Blvd., Suite 210

Tampa, Florida 33609

Attention: Chief Financial Officer

Telephone: (813) 876-1776

Facsimile: (813) 876-1777

E-Mail: cjones@odysseymarine.com

With a copy (for informational purposes only) to:

Akerman LLP

401 East Jackson Street, Suite 1700

Tampa, Florida 33602

Attention: David M. Doney, Esq.

Telephone: (813) 209-5070

Facsimile: (813) 218-5404

E-Mail: david.doney@akerman.com

If to Collateral Agent:

DP SPV I LLC

c/o Drumcliffe LLC

1209 Orange Street

Wilmington, Delaware 19801

Attention: James C. Little

E-Mail: jim@drumcliffepartners.com

with a copy (for informational purposes only) to:

Nelson Mullins Riley & Scarborough LLP

100 S. Charles Street, Suite 1600

Baltimore, Maryland 21201

Attention: Tim Hodge, Esq.

Telephone: (443) 392-9404

E-Mail: tim.hodge@nelsonmullins.com

If to Buyer:

DP SPV I LLC

c/o Drumcliffe LLC

1209 Orange Street

Wilmington, Delaware 19801

Attention: James C. Little

E-Mail: jim@drumcliffepartners.com

with a copy (for informational purposes only) to:

Nelson Mullins Riley & Scarborough LLP

100 S. Charles Street, Suite 1600

Baltimore, Maryland 21201

Attention: Tim Hodge, Esq.

Telephone: (443) 392-9404

E-Mail: tim.hodge@nelsonmullins.com

If to Holder other than Buyer:

As set forth on the signature page to the Assignment Agreement for such Holder.

or to such other address, e-mail address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Notwithstanding anything to the contrary, any notice to Collateral Agent and Buyer must be delivered via e-mail in order to be deemed delivered hereunder. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and, with respect to each facsimile transmission, an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of any of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Holders of a Majority in Interest. No Holder shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of Collateral Agent, which consent shall not be unreasonably withheld, conditioned, or delayed, provided such assignee shall sign a counterpart to this agreement or otherwise agree in writing to be bound by the provisions hereof that apply to Holders hereunder, in which event such assignee shall be deemed to be a Holder hereunder with respect to such assigned rights.

(h) No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, other than the Indemnitees referred to in Section 9(k).

(i) [Reserved].

(j) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k) Indemnification.

(i) In consideration of Collateral Agent’s and each Holder’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company’s other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless Collateral Agent and Holder, and each of their respective partners, members, officers, directors, employees and agents and each person, if any, who controls Collateral Agent or such Holder within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (i) any misrepresentation or breach of any representation or warranty made by the Company or any Subsidiary in any of the Transaction Documents, (ii) any breach of any covenant, agreement or obligation of the Company or any Subsidiary contained in any of the Transaction Documents or (iii) any cause of action, suit, proceeding or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company or any Subsidiary) or which otherwise involves such Indemnitee that arises out of or results from (A) the execution, delivery, performance or enforcement of any of the Transaction Documents, or (B) the status of Collateral Agent or such Holder, either as collateral agent or an investor in the Company pursuant to the transactions contemplated by the Transaction Documents or as a party to this Agreement (including, without limitation, as a party in interest or otherwise in any action or proceeding for injunctive or other equitable relief); provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arise primarily out of or is based upon the inaccuracy of any representations and warranties made by Buyer herein. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under this Agreement.

(ii) Promptly after receipt by an Indemnitee under this Section 9(k) of notice of the commencement of any action or proceeding (including, without limitation, any governmental action or proceeding) involving an Indemnified Liability, such Indemnitee shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 9(k), deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnitee; provided, however, that an Indemnitee shall have the right to retain its own counsel with the fees and expenses of such counsel to be paid by the indemnifying party if: (i) the indemnifying party has agreed in writing to pay such fees and expenses; (ii) the indemnifying party shall have failed promptly to assume the defense of such Indemnified Liability and to employ counsel reasonably satisfactory to such Indemnitee in any such Indemnified Liability; or (iii) the named parties to any such Indemnified Liability (including, without limitation, any impleaded parties) include both such Indemnitee and the indemnifying party, and such Indemnitee shall have been advised by counsel that a conflict of interest is likely to exist if the same counsel were to represent such Indemnitee and the indemnifying party (in which case, if such Indemnitee notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, then the indemnifying party shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying party), provided further that in the case of clause (iii) above the indemnifying party shall not be responsible for the reasonable fees and expenses of more than one (1) separate legal counsel for such Indemnitee. The Indemnitee shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnitee which relates to such Indemnified Liability. The indemnifying party shall keep the Indemnitee reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnitee of a release from all liability in respect to such Indemnified Liability, and such settlement shall not include any admission as to fault on the part of the Indemnitee. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnitee with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnitee under this Section 9(k), except to the extent that the indemnifying party is materially and adversely prejudiced in its ability to defend such action. The indemnification required by this Section 9(k) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Liabilities are incurred. The indemnity and contribution agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnitees against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the Requirements of Law.

(l) Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. No specific representation or warranty shall limit the generality or applicability of a more general representation or warranty. Each and every reference to share prices, shares of Common Stock and any other numbers in this Agreement that relate to the Common Stock shall be automatically adjusted for any stock splits, stock dividends, stock combinations, recapitalizations or other similar transactions that occur with respect to the Common Stock after the date of this Agreement. Notwithstanding anything in this Agreement to the contrary, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty against, or a prohibition of, any actions with respect to the borrowing of, arrangement to borrow, identification of the availability of, and/or securing of, securities of the Company in order for Collateral Agent or any Holder (or their respective brokers or other financial representatives) to effect short sales or similar transactions in the future.

(m) Remedies. Collateral Agent or each Holder shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law would be inadequate relief to Collateral Agent and each Holder. The Company therefore agrees that Collateral Agent and each Holder shall be entitled to specific performance and/or temporary, preliminary and permanent injunctive or other equitable relief from any court of competent jurisdiction in any such case without the necessity of proving actual damages and without posting a bond or other security. The remedies provided in this Agreement and the other Transaction Documents shall be cumulative and in addition to all other remedies available under this Agreement and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief).

(n) Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever Collateral Agent or any Holder exercises a right, election, demand or option under a Transaction Document, and the Company does not timely perform its obligations within the periods therein provided, then Collateral Agent or such Holder, as applicable, may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o) Payment Set Aside; Currency. To the extent that the Company makes a payment or payments to Collateral Agent or any Holder hereunder or pursuant to any of the other Transaction Documents or Collateral Agent or any Holder enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any Bankruptcy Law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred. Unless otherwise expressly indicated, all dollar amounts referred to in this Agreement and the other Transaction Documents are in U.S. Dollars, and all amounts owing under this Agreement and all other Transaction Documents shall be paid in U.S. Dollars. All amounts denominated in other currencies (if any) shall be converted into the U.S. Dollar equivalent amount in accordance with the Exchange Rate on the date of calculation.

(p) Judgment Currency.

(i) If for the purpose of obtaining or enforcing judgment against the Company in connection with this Agreement or any other Transaction Document in any court in any jurisdiction it becomes necessary to convert into any other currency (such other currency being hereinafter in this Section 9(p) referred to as the “Judgment Currency”) an amount due in U.S. Dollars under this Agreement, the conversion shall be made at the Exchange Rate prevailing on the Business Day immediately preceding:

(1) the date actual payment of the amount due, in the case of any proceeding in the courts of New York or in the courts of any other jurisdiction that will give effect to such conversion being made on such date; or

(2) the date on which the foreign court determines, in the case of any proceeding in the courts of any other jurisdiction (the date as of which such conversion is made pursuant to this Section 9(p)(i)(2) being hereinafter referred to as the “Judgment Conversion Date”).

(ii) If in the case of any proceeding in the court of any jurisdiction referred to in Section 9(p)(i)(2) above, there is a change in the Exchange Rate prevailing between the Judgment Conversion Date and the date of actual payment of the amount due, the applicable party shall pay such adjusted amount as may be necessary to ensure that the amount paid in the Judgment Currency, when converted at the Exchange Rate prevailing on the date of payment, will produce the amount of U.S. Dollars which could have been purchased with the amount of Judgment Currency stipulated in the judgment or judicial order at the Exchange Rate prevailing on the Judgment Conversion Date.

(iii) Any amount due from the Company under this provision shall be due as a separate debt and shall not be affected by judgment being obtained for any other amounts due under or in respect of this Agreement or any other Transaction Document.

(q) Performance Date. If the date by which any obligation under any of the Transaction Documents must be performed occurs on a day other than a Business Day, then the date by which such performance is required shall be the next Business Day following such date.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Company, Collateral Agent, and Buyer have caused their respective signature page to this Agreement to be duly executed as of the date first written above.

THE COMPANY:

ODYSSEY MARINE EXPLORATION, INC.

By:	/s/ Mark D. Gordon
Name:	Mark D. Gordon
Title:	Chief Executive Officer and Chairman

[Signatures continue on following page]

[Signature Page to Note Purchase Agreement]

COLLATERAL AGENT:

DP SPV I LLC

By:	Drumcliffe LLC,
a Delaware limited liability company
Its:	Sole Member

	By:	/s/ James C. Little
	Name:	James C. Little
	Title:	Principal

BUYER:

DP SPV I LLC

By:	Drumcliffe LLC,
a Delaware limited liability company
Its: Sole Member

	By:	/s/ James C. Little
	Name:	James C. Little
	Title:	Principal

[Signature Page to Note Purchase Agreement]

ANNEX 1

DEFINED TERMS

“Affiliate” means, as to any Person, any other Person that, directly or indirectly, controls, is controlled by or is under common control with such Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) of a Person means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Interests, by contract or otherwise. For the purposes of the Transaction Documents, none of the Holders will be deemed an Affiliate of the Company.

“Articles of Incorporation” means the articles of incorporation of the Company on file with the Secretary of State of the State of Nevada, including all amendments, restatements, supplements, and other modifications from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy”, as now and hereafter in effect, or any successor statute.

“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors, conservatorship, bankruptcy, general assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect and any similar federal, state or foreign law for the relief of debtors affecting the rights of creditors generally.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized or required by law to remain closed.

“Bylaws” means the bylaws of the Company, including all amendments, restatements, supplements, and other modifications from time to time.

“Collateral” has the definition assigned to it in the Security Agreement.

“Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any Indebtedness, lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

[Annex 1]

“Environmental Claim” means any administrative, regulatory or judicial action, suit, judgment or other legal action (collectively, a “claim”) by any Person alleging or asserting liability for investigatory costs, response, cleanup or other remedial costs, legal costs, environmental consulting costs, governmental environmental response costs, damages to natural resources or other property, personal injuries, fines or penalties arising out of (a) the presence, Release or threatened Release into the environment, of any Hazardous Material at any location, whether or not owned by the Person against whom such claim is made, or (b) any violation of any Environmental Law. The term “Environmental Claim” will include any claim by any Person or Governmental Authority for enforcement, cleanup, removal, response, remedial action or damages pursuant to any Environmental Law, and any claim by any third party seeking damages, contribution, indemnification, cost recovery, compensation or injunctive relief under any Environmental Law.

“Environmental Laws” means all federal, state, and local statutes, laws, regulations, rules, judgments (including all tort causes of action), orders or decrees, in each case as modified and supplemented and in effect from time to time concerning the regulation, use or protection of the environment, coastal resources, protected plant and animal species, human health and safety as it relates to Hazardous Material exposure or to Releases or threatened Releases of Hazardous Materials into the environment, including ambient air, soil, surface water, groundwater, wetlands, coastal waters, land or subsurface strata, or otherwise relating to the generation, manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials but excluding for the avoidance of doubt any laws relating to matters regulated by FERC, DOE, Department of Transportation or OFAC.

“Environmental Permit” means any permit, approval, identification number, license or other authorization required under any applicable Environmental Law.

“Equity Interests” means, with respect to any Person, shares of capital stock of (or other ownership or profit interests in) such Person, warrants, options or other rights for the purchase or other acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or other acquisition from such Person of such shares (or such other interests), and other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting.

“ERISA” means the Employee Retirement Income Security Act of 1974 and any successor statute, and all rules and regulations from time to time promulgated thereunder.

“Exchange Rate” means, in relation to any amount of currency to be converted into U.S. Dollars pursuant to this Agreement, the U.S. Dollar exchange rate as published in the Wall Street Journal on the relevant date of calculation.

“Full Purchase Price” means a principal amount of up to FOURTEEN MILLION AND 00/100 U.S. DOLLARS ($14,000,000.00).

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether federal, state or local, and any agency, authority, municipality, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including DOE, FERC, the Texas Commission on Environmental Quality, the U.S. Army Corps of Engineers and any supra national bodies such as the European Union or the European Central Bank).

[Annex 1]

“Governmental Authorization” means any authorization, approval, consent, franchise, license, covenant, order, ruling, permit, certification, exemption, notice, declaration or similar right, undertaking or other action of, to or by, or any filing, qualification or registration with, any Governmental Authority.

“Hazardous Materials” means:

(a) any petroleum or petroleum byproducts, flammable materials, explosives, radioactive materials, friable asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls;

(b) any chemicals, other materials, substances or wastes that are now or hereafter become defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials,” “extremely hazardous wastes,” “restricted hazardous wastes,” “toxic substances,” “toxic pollutants,” “contaminants,” “pollutants” or words of similar import under any Environmental Law; and

(c) any other chemical, material, substance or waste that is now or hereafter regulated under or with respect to which liability may be imposed under Environmental Law.

“Holders of a Majority In Interest” means Holders holding in the aggregate more than fifty percent (50%) of the outstanding principal amount of the Note and value of the issuable shares under the Warrant.

“Indebtedness” of any Person means, without duplication, (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP, consistently applied for the periods covered thereby, is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien upon or in any property or assets (including accounts and contract rights) owned by such Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above.

[Annex 1]

“Initial Purchase Price” means TWELVE MILLION ONE HUNDRED THOUSAND SIX HUNDRED FORTY-ONE AND 00/100 U.S. DOLLARS ($12,100,641.00).

“Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

“Intercreditor Agreement” means that certain agreement of even date herewith, by and among Collateral Agent on behalf of Holders, Poplar Falls, LLC and the Company, as amended, restated, supplemented or otherwise modified from time to time.

“Lien” means any lien, mortgage, deed of trust, deed to secure debt, leasehold mortgage, leasehold deed of trust, leasehold deed to secure debt, pledge, hypothecation, security interest or other charge or encumbrance of any kind including the lien or retained security title of a conditional vendor and any easement, right of way or other encumbrance on title to real property.

“Material Adverse Effect” means any material adverse effect on (i) the business, properties, assets, liabilities, operations (including results thereof), condition (financial or otherwise) or prospects of the Company or its Subsidiaries, taken as a whole, (ii) the transactions contemplated hereby or in any of the other Transaction Documents or any other agreements or instruments to be entered into in connection herewith or therewith or (iii) the authority or ability of the Company or any of its Subsidiaries to perform any of their respective obligations under any of the Transaction Documents.

“Note Obligations” means all Obligations of every nature of the Company now or hereafter existing under or arising out of or in connection with this Agreement and the other Transaction Documents, including the Note and the Warrant, whether for principal, interest, any fees, any costs, expenses, damages, indemnities, taxes, payments contemplated under the Transaction Documents, whether voluntary or involuntary, direct or indirect, absolute or contingent, liquidated or unliquidated, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from any Holder as a preference, fraudulent transfer,

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transfer at under value or otherwise (including interest that, but for the filing of a petition in bankruptcy or insolvency with respect to the Company, would accrue on such obligations, whether or not a claim is allowed against the Company for such amounts in the related bankruptcy or insolvency proceeding). For purposes of clarity, the Note Obligations do not include obligations under the Warrant Shares.

“Obligation” means, with respect to any Person, any payment, performance or other obligation of such Person of any kind, including any liability of such Person on any claim, whether or not the right of any creditor to payment in respect of such claim is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, disputed, undisputed, legal, equitable, secured or unsecured, and whether or not such claim is discharged, stayed or otherwise affected by any proceeding under Bankruptcy Law.

“OFAC” means the United States Department of the Treasury’s Office of Foreign Assets Control.

“OFAC Laws” means any laws, regulations, and executive orders relating to the economic sanctions programs administered by OFAC, including the International Emergency Economic Powers Act, 50 U.S.C. sections 1701 et seq.; the Trading with the Enemy Act, 50 App. U.S.C. sections 1 et seq.; and the Office of Foreign Assets Control, Department of the Treasury Regulations, 31 C.F.R. Parts 500 et seq. (implementing the economic sanctions programs administered by OFAC).

“Ordinary Course of Business” means, in respect of any transaction involving the Company or any Subsidiary of the Company, the ordinary course of such Person’s business, as conducted by any such Person in accordance with past practice and undertaken by such Person in good faith and not for purposes of evading any covenant or restriction in any Transaction Document.

“Permitted Liens” mean (a) Liens pursuant to any Security Document; (b) Liens existing on the Closing Date and listed on Annex 2 and any renewals, refinancings, replacements or extensions thereof; provided that, the property covered thereby is not changed; (c) Liens for taxes not yet due and payable or which are being contested in good faith and by appropriate proceedings diligently conducted which proceedings have the effect of staying the enforcement of any lien on any property subject thereto, if adequate reserves with respect thereto are maintained on the books of the applicable Person in accordance with GAAP; (d) statutory Liens such as landlords’, carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s, workmen’s, suppliers’, construction contractors’ or other like Liens arising in the ordinary course of business which are not overdue for a period of more than forty-five (45) days or which are being contested in good faith and by appropriate proceedings diligently conducted, if adequate reserves with respect thereto are maintained on the books of the applicable Person; (e) Liens incurred, and pledges or deposits in the ordinary course of business in connection with, workers’ compensation, unemployment insurance, social security legislation or other forms of governmental insurance or benefits, other than any Lien imposed by ERISA; (f) Liens incurred, and pledges or deposits to secure the performance of bids, trade contracts and leases (other than Indebtedness), statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the

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ordinary course of business; (g) easements, rights-of-way, restrictions, covenants, licenses, encroachments, protrusions, restrictions and other similar encumbrances affecting real property which do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the applicable Person; (h) Liens securing judgments, decrees, attachments or awards for the payment of money (or appeal or other surety bonds relating to such judgments) not constituting an Event of Default hereunder; (i) any interest or title of a lessor, licensor or sublessor under any lease, license or sublease entered into by any Person in the ordinary course of business and covering only the assets so leased, licensed or subleased; (j) Liens (i) of a collection bank arising under Section 4-210 of the UCC on items in the course of collection and (ii) in favor of a banking institution arising as a matter of law encumbering deposits (including the right of set-off); (k) bankers’ Liens, rights of setoff and other similar Liens existing solely with respect to cash and cash equivalents on deposit in one or more accounts, in each case in the ordinary course of business in favor of the bank or banks with which such accounts are maintained, securing solely the customary amounts owing to such bank with respect to cash management and operating account arrangements; provided, that in no case shall any such Liens secure (either directly or indirectly) the repayment of any Indebtedness; (l) any zoning, building or similar laws or rights reserved to or vested in any Governmental Authority; (m) Liens incurred, and pledges or deposits made in the ordinary course of business securing liability for premiums or reimbursement or indemnification obligations of insurance carriers providing insurance to the Person and the proceeds thereof granted to secure the Indebtedness; (n) leases, licenses, subleases or sublicenses granted to others in the ordinary course of business; (o) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods in the ordinary course of business; (p) Liens arising out of conditional sale, title retention, consignment or similar arrangements for sale of goods or purchase money security interests entered into by the Person in the ordinary course of business; (q) Liens solely on any cash earnest money deposits made by the Company or any Subsidiary of the Company in connection with any letter of intent or purchase agreement; (r) Liens on any Indebtedness permitted under this Agreement and the other Transaction Documents; (s) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases of personal property entered into in the ordinary course; and (t) other Liens as to which the aggregate amount of the obligations secured thereby does not exceed $500,000.00 at any time outstanding.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and any Governmental Authority or any department or agency thereof.

“Requirements of Law” means, as to any Person any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, including any requirement under any Governmental Authorization, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Secured Parties” means, collectively, Collateral Agent and each Holder.

“Securities” means, collectively, the Note, the Warrant, and the Warrant Shares.

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“Security Documents” means, collectively, the Security and Pledge Agreement, and all other instruments or documents, including financing statements, delivered by the Company or any of its Subsidiaries after the Closing Date pursuant to this Agreement or any other Transaction Document in order to grant to Collateral Agent, on behalf of the Secured Parties, a Lien on any property of the Company or any of its Subsidiaries as security for the Note Obligations, as each may be amended, restated, supplemented, or otherwise modified from time to time.

“Subsidiaries” means the Company’s subsidiaries as such term is defined in Rule 1-02(x) of Regulation S-X, and each is individually referred to herein as a “Subsidiary.”

“Termination Agreement” means the termination and release agreement by and between the Company and Minosa, pursuant to which, in exchange for a payment of $9,000,000.00 by the Company to Minosa, (i) that certain Stock Purchase Agreement, dated as of March 11, 2015, among the Company, Minosa, and Penelope Mining LLC will be terminated, (ii) all principal and accrued interest under that certain Promissory Note, dated March 11, 2015 (as amended to date), in the principal amount of $14,750,000.00, issued by the Company in favor of Minosa, will be satisfied in full, and (iii) all principal and accrued interest under that certain Convertible Promissory Note, dated August 10, 2017, in the principal amount of $5,000,000.00, issued by the Company in favor of Minosa, will be satisfied in full.

“Termination Date” means the date on which all the Note Obligations have been paid and discharged in full in cash and neither the Company nor any Company Affiliates has any payment obligations (other than unasserted contingent reimbursement or indemnity obligations that by their nature expressly survive termination of this Agreement or any other applicable Transaction Document) to any Secured Party under the Security Documents.

“Transaction Documents” means, collectively, this Agreement, the Note, the Warrant, the Registration Rights Agreement, the Intercreditor Agreement, the Security Documents, the Irrevocable Transfer Agent Instructions, and each of the other agreements and instruments entered into or delivered by any of the parties hereto in connection with the transactions contemplated hereby and thereby, as may be amended from time to time. The Warrant Shares do not constitute Transaction Documents.

“U.S. Dollars” or “$” means lawful currency of the United States of America.

“Voting Interests” means shares of capital stock issued by a corporation, or equivalent Equity Interests in any other Person, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of directors (or persons performing similar functions) of such Person, even if the right so to vote has been suspended by the happening of such a contingency.

“Warrant Shares” means the underlying shares of Common Stock issuable pursuant to the terms of the Warrant.

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EXHIBIT A

FORM OF PROMISSORY NOTE

(see attached)

EXHIBIT B

FORM OF WARRANT

(see attached)